CENTURA FUNDS, INC.
                        Class A Shares and Class B Shares

                        SUPPLEMENT DATED OCTOBER 19, 1998
                       to Prospectus dated August 28, 1998

The following information supplements the information contained under "Exchange of Fund Shares" and should be read along with that section of the Prospectus.

Holders of Class A or Class B shares may exchange shares of either class for Class A shares of Centura Money Market Fund ("Money Fund"), provided such shares of Money Fund have satisfied applicable requirements for sale in the shareholder's state of residence. (Money Fund does not offer Class B shares.) No service fee, sales charge or contingent deferred sales charge ("CDSC") will be imposed at the time of the exchange. There is no minimum for an exchange provided the investor has satisfied the $1,000 minimum investment requirement for Money Fund.

Note that where Class B shares of a Fund are exchanged for Class A shares of Money Fund, the following conditions apply. The period during which the Money Fund shares are held will not count as part of the holding period for the Class B shares in calculating the applicable CDSC. The CDSC, if any, will be determined and imposed when the shares are redeemed, either from Money Fund or from another Fund into which they are re-exchanged.

As with exchanges among the Funds, an exchange for shares of Money Fund will be treated, for tax purposes, as the sale of the exchanged shares on which any gain or loss will be recognized.

Shareholders  wishing  to  exchange  shares of a Fund for  shares of Money  Fund should first obtain and read the Money Fund prospectus by calling (800) 442-3688. The prospectus includes information on Money Fund's investment policies, fees and expenses. This exchange privilege may be terminated or amended at any time upon 60 days notice to shareholders.



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